UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 19, 2005


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                 000-07258                   23-1721355
        ------------                 ---------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

     450 WINKS LANE, BENSALEM, PA                                 19020
     ----------------------------                                 -----
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
                   (Former name or former address, if changed
                              since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

         On May 19, 2005 we issued a press release announcing our earnings for the quarter ended April 30, 2005. The earnings announcement is attached as
Exhibit 99.1 to this report.

         In accordance with general instruction B.2 to Form 8-K, the information included in this Item 2.02, and the exhibit attached hereto, shall be deemed to be "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



Item 9.01.  Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------
   99.1           Press Release dated May 19, 2005










































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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHARMING SHOPPES, INC.
                                                   (Registrant)


Date May 19, 2005                               /S/ERIC M. SPECTER
                                                ------------------
                                                 Eric M. Specter
                                             Executive Vice President
                                             Chief Financial Officer





































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


                                  EXHIBIT INDEX

Exhibit. No.     Description
------------     -----------
    99.1         Press Release dated May 19, 2005









































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